Exhibit 6

                           COGNIGEN NETWORKS, INC.

                       2001 INCENTIVE AND NONSTATUTORY
                              STOCK OPTION PLAN

      1.    Purposes of the  Plan.  The  purposes of this 2001  Incentive  and
            ---------------------
Nonstatutory  Stock  Option Plan are to attract and retain the best  available personnel for positions of substantial  responsibility,  to provide additional incentive to the Employees and  Consultants  of the Company and to promote the success of the Company's  business.  Options  granted  hereunder may be either
"incentive  stock options," as defined in Section 422 of the Internal  Revenue
Code of 1986, as amended,  or "nonstatutory  stock options," at the discretion of the  Board  and as  reflected  in the  terms of the  written  stock  option agreement.

      2.    Definitions.  As  used herein,  the  following  definitions  shall
            -----------
apply:

            a.    "Board"   shall  mean  the   Committee,   if  one  has  been
                   -----
      appointed,  or the Board of  Directors of the Company if no Committee is
      appointed.

            b.    "Code"  shall mean the  Internal  Revenue  Code of 1986,  as
                   ----
      amended.

            c.    "Common  Stock" shall mean the $0.001 par value common stock
                   -------------
      of the Company.

            d.    "Company"  shall mean  Cognigen  Networks,  Inc., a Colorado
                   -------
      corporation.

            e.    "Committee" shall mean the Committee  appointed by the Board
                   ---------
      in  accordance  with  paragraph  (a) of Section 4 of the Plan, if one is appointed, or the Board if no committee is appointed.

            f.    "Consultant"  shall  mean any  person  who is engaged by the
                   ----------
      Company  or  any  Subsidiary  to  render  consulting   services  and  is
      compensated  for  such  consulting  services,  but does  not  include  a director of the Company who is  compensated  for  services as a director only with the payment of a director's fee by the Company.

            g.    "Continuous  Status as an  Employee"  shall mean the absence
                   ----------------------------------
      of  any   interruption   or  termination  of  service  as  an  Employee.
      Continuous Status as an Employee shall not be considered  interrupted in the case of sick leave,  military  leave,  or any other leave of absence approved by the Board;  provided  that such leave is for a period of not more than 90 days or  reemployment  upon the expiration of such leave is guaranteed by contract or statute.

            h.    "Employee"  shall mean any person,  including  officers  and
                   --------
      directors,  employed by the Company or any Parent or  Subsidiary  of the
      Company.  The payment of a  director's  fee by the Company  shall not be sufficient to constitute "employment" by the Company.

            i.    "Incentive  Stock  Option"  shall  mean an  Option  which is
                   ------------------------
      intended to qualify as an incentive  stock option  within the meaning of
      Section 422 of the Code.

            j.    "Non-Employee Director" shall mean a director who:
                  ----------------------

                  (i)   Is not  currently  an officer  (as  defined in Section
            16a-1(f) of the  Securities  Exchange Act of 1934,  as amended) of the  Company  or  a  Parent  or  Subsidiary  of  the  Company,  or
            otherwise  currently  employed  by  the  Company  or a  Parent  or
            Subsidiary of the Company.

                  (ii)  Does not  receive  compensation,  either  directly  or indirectly,  from the  Company  or a Parent or  Subsidiary  of the
            Company,  for services rendered as a Consultant or in any capacity other  than as a  director,  except  for an  amount  that does not exceed the dollar  amount for which  disclosure  would be required pursuant  to Item 404(a) of  Regulation  S-K adopted by the United
            States Securities and Exchange Commission.

                  (iii) Does not possess an interest in any other  transaction for which disclosure would be required  pursuant to Item 404(a) of
            Regulation  S-K  adopted  by  the  United  States  Securities  and
            Exchange Commission.

            k.    "Nonstatutory  Stock  Option"  shall mean an Option  granted
                   ---------------------------
      under this Plan which does not qualify as an Incentive Stock Option.  To the extent that the  aggregate  fair market  value of Optioned  Stock to which  Incentive  Stock Options granted under Options to an Employee are exercisable  for the first time during any calendar year (under the Plan and all  plans of the  Company  or any  Parent  or  Subsidiary)  exceeds
      $100,000,  such Options shall be treated as  Nonstatutory  Stock Options under the Plan.  The aggregate  fair market value of the Optioned  Stock shall be  determined  as of the date of  grant  of each  Option  and the determination  of which  Incentive  Stock  Options  shall be  treated as qualified  incentive  stock  options  under  Section 422 of the Code and which  Incentive  Stock  Options  exercisable  for the  first  time in a particular  year in excess of the $100,000  limitation  shall be treated as Nonstatutory  Stock Options shall be determined based on the order in which such  Options were granted in  accordance  with Section  422(d) of the Code.

            l.    "Option"   shall  mean  an   Incentive   Stock   Option,   a
                   ------
      Nonstatutory Stock Option or both.

            m.    "Optioned  Stock" shall mean the Common Stock  subject to an
                   ---------------
      Option.

            n.    "Optionee"  shall mean an  Employee  or other  person who is
                   --------
      granted an Option.

            o.    "Parent" shall mean a "parent  corporation,"  whether now or
                   ------
      hereafter existing, as defined in Section 424(e) of the Code.

            p.    "Plan"  shall  mean this  2001  Incentive  and  Nonstatutory
                   ----
      Stock Option Plan.

            q.    "Share"  shall  mean a  share  of the  Common  Stock  of the
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      Company, as adjusted in accordance with Section 11 of the Plan.

            r.    "Stock  Option  Agreement"  shall mean the  agreement  to be
                   ------------------------
      entered  into  between  the Company  and each  Optionee  which shall set forth the terms and  conditions of each Option granted to each Optionee, including the number of Shares  underlying  such Option and the exercise price of each Option granted to such Optionee under such agreement.

            s.    "Subsidiary" shall mean a "subsidiary  corporation," whether
                   ----------
      now or hereafter existing, as defined in Section 424(f) of the Code.

      3.    Stock Subject to the  Plan.  Subject  to the provisions of Section
            --------------------------
11 of the Plan, the maximum  aggregate  number of Shares which may be optioned and sold under the Plan is 5,000,000  shares of Common  Stock.  The Shares may be authorized,  but unissued,  or reacquired Common Stock. If an Option should expire or become  unexercisable  for any reason  without having been exercised in full, the unpurchased  Shares which were subject thereto shall,  unless the
Plan shall have been  terminated,  become available for future grant under the
Plan.

      4.    Administration of the Plan.
            --------------------------

            a.    Procedure.  The  Plan shall be  administered by the Board or
                  ---------
      a  Committee   appointed  by  the  Board   consisting  of  two  or  more
      Non-Employee  Directors to  administer  the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.

                  (i)   Once appointed,  the Committee shall continue to serve
            until otherwise  directed by the Board (which for purposes of this paragraph  (a)(i)  of  this  Section  4  shall  be  the  Board  of
            Directors  of the  Company).  From  time to  time  the  Board  may increase the size of the Committee and appoint  additional members thereof,  remove  members (with or without  cause) and appoint new members in substitution  therefor,  fill vacancies however caused, or remove all members of the  Committee  and  thereafter  directly administer the Plan.

                  (ii)  Members  of the  Board who are  granted,  or have been
            granted,   Options   may  vote  on  any  matters   affecting   the
            administration  of the Plan or the grant of any  Options  pursuant to the Plan.

            b.    Powers  of  the  Board.  Subject  to the  provisions  of the
                  ----------------------
      Plan, the Board shall have the authority, in its discretion:

                  (i)   To grant  Incentive  Stock  Options  and  Nonstatutory
            Stock  Options or both as provided  and  identified  in a separate written  Stock  Option  Agreement  to each  Optionee  granted such
            Option or Options  under the Plan;  provided  however,  that in no event shall an  Incentive  Stock Option and a  Nonstatutory  Stock
            Option  granted  to any  Optionee  under  a  single  Stock  Option
            Agreement be subject to a "tandem" exercise  arrangement such that the exercise of one such Option  affects the  Optionee's  right to
            exercise  the  other  Option   granted  under  such  Stock  Option
            Agreement;

                  (ii)  To determine,  upon review of relevant information and in  accordance  with  Section  8(b) of the Plan,  the fair  market value of the Common Stock;

                  (iii) To determine  the exercise  price per Share of Options to be  granted,  which  exercise  price  shall  be  determined  in accordance with Section 8(a) of the Plan;

                  (iv)  To determine  the  Employees or other persons to whom, and the time or times at which,  Options  shall be granted and the number of Shares to be represented by each Option;

                  (v)   To interpret the Plan;

                  (vi)  To prescribe,  amend and rescind rules and regulations relating to the Plan;

                  (vii) To determine  the terms and  provisions of each Option granted  (which need not be  identical)  and,  with the consent of the holder thereof, modify or amend each Option;

                  (viii)  To  accelerate  or defer  (with the  consent  of the
            Optionee)  the exercise  date of any Option,  consistent  with the provisions of Section 7 of the Plan;

                  (ix)  To  authorize  any  person to execute on behalf of the
            Company  any  instrument  required to  effectuate  the grant of an
            Option previously granted by the Board; and

                  (x)   To make all other  determinations  deemed necessary or
            advisable for the administration of the Plan.

            c.    Effect of Board's Decision.  All  decisions,  determinations
                  --------------------------
      and  interpretations  of the  Board  shall be final and  binding  on all
      Optionees  and any other  permissible  holders  of any  Options  granted under the Plan.

      5.    Eligibility.
            -----------

            a.    Persons  Eligible.  Options  may be  granted  to any  person
                  -----------------
      selected by the Board.  Incentive  Stock  Options may be granted only to
      Employees.  An  Employee,  who is also a director  of the  Company,  its
      Parent or a Subsidiary,  shall be treated as an Employee for purposes of this  Section 5. An  Employee  or other  person who has been  granted an
      Option  may,  if he is  otherwise  eligible,  be granted  an  additional
      Option or Options.

            b.    No Effect on  Relationship.  The Plan shall not confer  upon
                  --------------------------
      any Optionee any right with respect to  continuation  of  employment  or other  relationship  with the Company nor shall it  interfere in any way with his right or the  Company's  right to terminate  his  employment or other relationship at any time.

      6.    Term of Plan.  The  Plan became  effective on the date the Plan is
            ------------
approved by the  shareholders of the Company in accordance with Section 422 of the Code.  It shall  continue  in effect  until a date that is 10 years  after such approval, unless sooner terminated under Section 13 of the Plan.

      7.    Term of  Option.  The  term of each Option  shall be 10 years from
            ---------------
the date of grant  thereof  or such  shorter  term as may be  provided  in the
Stock  Option  Agreement.  However,  in the case of an  Option  granted  to an
Optionee who, at the time the Option is granted,  owns stock representing more than 10% of the total  combined  voting  power of all  classes of stock of the
Company  or any Parent or  Subsidiary,  if the  Option is an  Incentive  Stock
Option,  the term of the  Option  shall be five  years  from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

      8.    Exercise Price and Consideration.
            --------------------------------

            a. Exercise  Price.  The per Share  exercise  price for the Shares
               ---------------
      to be issued  pursuant to  exercise of an Option  shall be such price as is determined by the Board,  but the per Share  exercise  price under an
      Incentive Stock Option shall be subject to the following:

                  (i)   If  granted  to an  Employee  who,  at the time of the
            grant of such  Incentive  Stock  Option,  owns stock  representing more than 10% of the voting  power of all  classes of stock of the
            Company or any Parent or Subsidiary,  the per Share exercise price shall not be less than 110% of the fair market  value per Share on the date of grant.

                  (ii)  If  granted  to any  other  Employee,  the  per  Share exercise  price  shall not be less  than  100% of the fair  market value per Share on the date of grant.

            b.    Determination  of Fair Market  Value.  The fair market value
                  ------------------------------------
      per Share on the date of grant shall be determined as follows:

                  (i)   If the  Common  Stock is listed on the New York  Stock
            Exchange,  the American  Stock  Exchange or such other  securities exchange  designated by the Board, or admitted to unlisted trading privileges on any such exchange,  or if the Common Stock is quoted on a National Association of Securities Dealers,  Inc. system that reports  closing  prices,  the  fair  market  value  shall  be the closing  price of the Common Stock as reported by such exchange or system on the day the fair market  value is to be  determined,  or if no such price is reported for such day, then the  determination of  such  closing  price  shall  be as  of  the  last  immediately preceding day on which the closing price is so reported;

                  (ii)  If the Common  Stock is not so listed or  admitted  to unlisted  trading  privileges or so quoted,  the fair market value shall be the  average  of the last  reported  highest  bid and the
            lowest  asked  prices   quoted  on  a  National   Association   of
            Securities  Dealers,  Inc. automated  quotations system or, if not so quoted,  then by the National Quotation Bureau, Inc. on the day the fair market value is determined; or

                  (iii) If the Common  Stock is not so listed or  admitted  to unlisted  trading  privileges  or so  quoted,  and bid  and  asked
            prices  are  not   reported,   the  fair  market  value  shall  be
            determined in such  reasonable  manner as may be prescribed by the
            Board.

            c.    Consideration  and Method of Payment.  The  consideration to
                  ------------------------------------
      be paid  for  the  Shares  to be  issued  upon  exercise  of an  Option, including  the method of payment,  shall be  determined by the Board and may  consist  entirely  of cash,  check,  other  shares of Common  Stock having  a fair  market  value  on the  date  of  exercise  equal  to the aggregate  exercise price of the Shares as to which said Option shall be exercised,  or any combination of such methods of payment, or such other consideration  and method of payment  for the  issuance of Shares to the extent permitted under the Colorado Business Corporation Act.

      9.    Exercise of Option.
            ------------------

            a.    Procedure  for  Exercise:   Rights  as  a  Shareholder.  Any
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      Option  granted  hereunder  shall be exercisable at such times and under such  conditions  as  determined  by the  Board,  including  performance criteria with respect to the Company  and/or the Optionee,  and as shall be permissible under the terms of the Plan.

            In the sole  discretion of the Board,  at the time of the grant of an Option or subsequent  thereto but prior to the exercise of an Option, an Optionee may be provided  with the right to  exchange,  in a cashless transaction,  all or part of the Option for Common  Stock of the Company on terms and conditions determined by the Board.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised  when written  notice of such  exercise  has been  given to the  Company in  accordance  with the terms of the Option by the person  entitled to  exercise  the Option and full  payment  for the  Shares  with  respect  to which  the  Option  is exercised has been received by the Company.  Full payment, as authorized by the  Board,  may  consist  of a  consideration  and method of payment allowable  under  Section 8(c) and this Section 9(a) of the Plan.  Until the issuance (as evidenced by the appropriate  entry on the books of the
      Company or of the duly authorized  transfer agent of the Company) of the stock  certificate  evidencing such Shares,  no right to vote or receive dividends or any other rights as a shareholder  shall exist with respect to the Optioned Stock,  notwithstanding  the exercise of the Option.  No adjustment  will be made for a  dividend  or other  right  for which the record  date is  prior  to the date the  stock  certificate  is  issued, except as provided in Section 11 of the Plan.

            Exercise of an Option in any manner  shall result in a decrease in the  number  of  Shares  which  thereafter  may be  available,  both for purposes  of the Plan and for sale  under the  Option,  by the number of
      Shares as to which the Option is exercised.

            b.    Termination  of  Status as an  Employee.  In  the case of an
                  ---------------------------------------
      Incentive Stock Option,  if any Employee ceases to serve as an Employee, he may, but only within such period of time not  exceeding  three months as is  determined  by the Board at the time of grant of the Option after the date he ceases to be an Employee,  exercise his Option to the extent that he was entitled to exercise it at the date of such termination.  To the extent that he was not  entitled to exercise  the Option at the date of such  termination,  or if he does not exercise  such Option (which he was entitled to exercise) within the time specified  herein,  the Option shall terminate.

            c.    Disability of  Optionee.  In  the case of an Incentive Stock
                  -----------------------
      Option,  notwithstanding  the  provisions of Section 9(b) above,  in the event an  Employee  is unable to  continue as an Employee as a result of his total and permanent  disability  (as defined in Section  22(e)(3) of the Code),  he may, but only within such period of time not exceeding 12 months as is  determined by the Board at the time of grant of the Option from the date of  termination,  exercise his Option to the extent he was entitled to exercise it at the date of such  termination.  To the extent that  he was  not  entitled  to  exercise  the  Option  at the  date  of termination,  or if he does  not  exercise  such  Option  (which  he was entitled  to  exercise)  within the time  specified  herein,  the Option shall terminate.

            d.    Death  of  Optionee.  In  the  case  of an  Incentive  Stock
                  -------------------
      Option, in the event of the death of the Optionee:

                  (i)   During the term of the Option if the  Optionee  was at
            the time of his  death  an  Employee  and had  been in  Continuous
            Status as an  Employee  or  Consultant  since the date of grant of the  Option,  the Option may be  exercised,  at any time within 12 months  following the date of death,  by the Optionee's  estate or by a person  who  acquired  the right to  exercise  the  Option by bequest  or  inheritance,  but only to the  extent of the right to exercise  that  would  have  accrued  had the  Optionee  continued
            living and remained in Continuous  Status as an Employee 12 months after the date of death; or

                  (ii)  Within such period of time not exceeding  three months as is  determined  by the Board at the time of grant of the Option after the  termination  of Continuous  Status as an Employee,  the
            Option may be  exercised,  at any time within 12 months  following the date of death,  by the  Optionee's  estate or by a person  who
            acquired   the  right  to  exercise   the  Option  by  bequest  or
            inheritance,  but only to the extent of the right to exercise that had accrued at the date of termination.

      10.   Nontransferability  of Options.  Unless  permitted by the Code, in
            ------------------------------
the case of an Incentive  Stock Option,  the Option may not be sold,  pledged, assigned,  hypothecated,  transferred, or disposed of in any manner other than by will or by the  laws of  descent  and  distribution  and may be  exercised, during the lifetime of the Optionee, only by the Optionee.

      11.   Adjustments Upon Changes in Capitalization or  Merger.  Subject to
            -----------------------------------------------------
any required action by the  shareholders of the Company,  the number of Shares covered by each outstanding  Option,  and the number of Shares which have been authorized  for  issuance  under the Plan but as to which no Options  have yet been  granted or which have been  returned  to the Plan upon  cancellation  or expiration  of any  Option,  as well as the price per  Share  covered  by each such outstanding  Option,  shall be proportionately  adjusted for any increase or  decrease  in the number of issued  Shares  resulting  from a stock  split, reverse stock split, stock dividend,  combination or  reclassification  of the
Common  Stock,  or any other  increase  or  decrease  in the  number of issued shares of Common  Stock  effected  without  receipt  of  consideration  by the
Company;  provided,  however, that conversion of any convertible securities of the  Company  shall not be deemed to have been  "effected  without  receipt of
consideration."   Such   adjustment   shall  be  made  by  the  Board,   whose
determination in that respect shall be final,  binding and conclusive.  Except as expressly  provided  herein,  no issuance by the Company of shares of stock of any class,  or  securities  convertible  into shares of stock of any class, shall affect,  and no adjustment by reason  thereof shall be made with respect to, the number or price of Shares subject to an Option.

      In the event of the proposed  dissolution or liquidation of the Company, the  Option  will  terminate  immediately  prior to the  consummation  of such proposed  action,  unless  otherwise  provided by the Board. The Board may, in the  exercise  of its sole  discretion  in such  instances,  declare  that any
Option shall  terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned  Stock, including  Shares as to which the Option would not  otherwise be  exercisable.
In the event of the proposed  sale of all or  substantially  all of the assets of the Company,  or the merger of the Company with or into another corporation in a transaction  in which the Company is not the  survivor,  the Option shall be assumed or an  equivalent  option shall be  substituted  by such  successor corporation  or a parent or subsidiary of such successor  corporation,  unless the Board  determines,  in the exercise of its sole  discretion and in lieu of such  assumption or  substitution,  that the Optionee  shall have the right to exercise the Option as to all of the Optioned  Stock,  including  Shares as to which the Option  would not  otherwise be  exercisable.  If the Board makes an
Option fully  exercisable in lieu of assumption or  substitution  in the event of such a merger or sale of assets,  the Board shall notify the Optionee  that the Option  shall be fully  exercisable  for a period of 30 days from the date of such notice,  and the Option will  terminate  upon the  expiration  of such period.

      12.   Time of Granting  Options.  The  date of grant of an Option shall,
            -------------------------
for all  purposes,  be the date on which  the Board  makes  the  determination granting  such  Option.  Notice  of the  determination  shall be given to each
Employee or other  person to whom an Option is so granted  within a reasonable time after the date of such  grant.  Within a  reasonable  time after the date of the grant of an Option,  the  Company  shall enter into and deliver to each
Employee or other person granted such Option a written Stock Option  Agreement as  provided  in  Sections  2(r) and 16  hereof,  setting  forth the terms and conditions of such Option.

      13.   Amendment and Termination of the Plan.
            -------------------------------------

            a.    Amendment   and   Termination.  The   Board   may  amend  or
                  -----------------------------
      terminate  the Plan from time to time in such  respects as the Board may deem  advisable;  provided that,  the following  revisions or amendments shall  require  approval of the  shareholders  of the Company  holding a majority  of the  outstanding  voting  stock  of the  Company,  who  are present or  represented  and entitled to vote  thereon,  or by unanimous written consent of the shareholders:

                  (i)   An  increase  in the  number of Shares  subject to the
            Plan  above the  number of  Shares  set forth in  Section 3 of the
            Plan,  other than in connection  with an adjustment  under Section
            11 of the Plan;

                  (ii)  Any  change  in  the   designation  of  the  class  of
            Employees eligible to be granted Incentive Stock Options; or

                  (iii) Any material  amendment under the Plan that would have to be  approved by the  shareholders  of the Company for the Board to continue to be able to grant  Incentive Stock Options under the
            Plan.

            b.    Effect of Amendment or  Termination.  Any  such amendment or
                  -----------------------------------
      termination  of the Plan shall not affect  Options  already  granted and such  Options  shall  remain in full force and effect as if the Plan had not  been  amended  or  terminated,  unless  mutually  agreed  otherwise between the Optionee and the Board,  which  agreement must be in writing and signed by the Optionee and the Company.

      14.   Conditions  Upon Issuance of  Shares.  Shares  shall not be issued
            ------------------------------------
pursuant to the  exercise of an Option  unless the exercise of such Option and the issuance and delivery of such Shares  pursuant  thereto  shall comply with all relevant provisions of law, including,  without limitation, the Securities
Act of 1933, as amended,  the Securities Exchange Act of 1934, as amended, the rules and regulations  promulgated  thereunder,  applicable  state  securities laws,  and the  requirements  of any stock  exchange upon which the Shares may then be listed,  and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

      As a condition  to the  exercise  of an Option,  the Company may require the person  exercising such Option to represent and warrant at the time of any such  exercise that the Shares are being  purchased  only for  investment  and without  any  present  intention  to sell or  distribute  such Shares and such other  representations  and  warranties  which in the opinion of legal counsel for the Company,  are necessary or  appropriate to establish an exemption from the registration  requirements  under applicable  federal and state securities laws with respect to the acquisition of such Shares.

      15.   Reservation  of  Shares.  The  Company,  during  the  term of this
            -----------------------
Plan,  will at all times reserve and keep  available  such number of Shares as shall be  sufficient  to satisfy the  requirements  of the Plan.  Inability of the Company to obtain authority from any regulatory body having  jurisdiction, which  authority is deemed by the Company's  legal counsel to be necessary for the  lawful  issuance  and sale of any  Share  hereunder,  shall  relieve  the
Company of any liability  relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      16.   Option  Agreement.  Each  Option  granted to an  Employee or other
            -----------------
persons  shall be evidenced by a written  Stock Option  Agreement in such form as the Board shall approve.

      17.    Information  to  Optionees.  The  Company  shall  provide to each
             --------------------------
Optionee,  during the period for which such  Optionee  has one or more Options outstanding,  copies of all annual  reports  and other  information  which are provided  to all  shareholders  of  the  Company.  The  Company  shall  not be required to provide  such  information  if the  issuance of Options  under the
Plan is limited to key employees  whose duties in connection  with the Company assure their access to equivalent information.

      18.   Gender.  As  used  herein,  the  masculine,  feminine  and  neuter
            ------
genders  shall be deemed to include  the others in all cases  where they would so apply.

      19.   CHOICE  OF  LAW.  ALL   QUESTIONS   CONCERNING  THE  CONSTRUCTION,
            ---------------
VALIDITY  AND  INTERPRETATION  OF THIS  PLAN  AND THE  INSTRUMENTS  EVIDENCING
OPTIONS  WILL BE GOVERNED BY THE INTERNAL  LAW, AND NOT THE LAW OF  CONFLICTS,
OF THE STATE OF DELAWARE.

      IN WITNESS WHEREOF,  the Company has caused its duly authorized  officer to execute this Plan effective as of  March 15, 2001.

                                    COGNIGEN NETWORKS, INC.,
                                    a Colorado corporation

                                    By:   /s/ Darrell H. Hughes
                                       ---------------------------------------
                                          Darrell H. Hughes, President